UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
June 4, 2015
___________
Commission File Number: 001-14236    (FelCor Lodging Trust Incorporated)
Commission File Number: 333-39595-01    (FelCor Lodging Limited Partnership)

FelCor Lodging Trust Incorporated
FelCor Lodging Limited Partnership
(Exact Name of Registrant as Specified in Charter)

Maryland	(FelCor Lodging Trust Incorporated)	75-2541756
Delaware	(FelCor Lodging Limited Partnership)	75-2544994
(State or other jurisdiction of incorporation)		(I.R.S. Employer Identification Number)
545 E. John Carpenter Frwy. Suite 1300 Irving, TX (Address of principal executive offices)		75062 (Zip code)
(972) 444-4900 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.	Entry into a Material Definitive Agreement.
On June 4, 2015, certain subsidiaries of FelCor Lodging Trust Incorporated (the “Company”) and FelCor Lodging Limited Partnership (“FelCor LP”) entered into a Second Amended and Restated Revolving Credit Agreement (the “Second A&R Credit Agreement”) with JPMorgan Chase Bank, N.A., as the administrative agent and lender, and the other lenders thereto, which amends and restates the existing Amended and Restated Revolving Credit Agreement, dated as of December 18, 2012, as amended to date, providing for a revolving commitment (the “Facility”) of up to $400 million (increased from $225 million).
Under the Second A&R Credit Agreement, assuming exercise of a one-year extension option (which is subject to satisfaction of certain conditions), the Facility matures in June 2020 (extended from June 2017). Borrowings under the Facility bear interest at either (i) the greater of (a) the prime rate, (b) the federal funds effective rate plus 0.5%, and (c) LIBOR plus 1%, in each case plus an applicable rate, which ranges from 1.25% to 1.75% depending on the leverage ratio (reduced from 2.375%), or (ii) LIBOR plus an applicable rate, which ranges from 2.25% to 2.75% depending on the leverage ratio (reduced from 3.375%). In addition to interest payable on amounts outstanding under the Facility, we will pay a quarterly fee, which ranges from 0.30% to 0.35% depending on the leverage ratio (reduced from 0.40%) on the undrawn portion of the Facility. The Facility continues to be guaranteed by the Company and FelCor LP pursuant to a Second Amended and Restated Guaranty Agreement (the “Second A&R Guaranty”) and is secured by mortgages and related security interests on seven hotels and pledges of the equity interests of the borrowers owning and operating such hotels. As long as FelCor LP’s 5.625% Senior Secured Notes due 2023 or 6.000% Senior Notes due 2025 (collectively, the “Senior Notes”) remain outstanding, the Facility imposes no corporate covenants; otherwise, the Facility adopts the same corporate covenants as applicable to the most recent senior notes. The Second A&R Credit Agreement includes rights to partial release and substitution of properties, subject to certain conditions, and the Facility is subject to acceleration upon the occurrence of certain events of default. A copy of the Second A&R Credit Agreement, the Second A&R Guaranty, a form of mortgage and a form of pledge agreement are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.
In connection with the closing of the Second A&R Credit Agreement, on June 4, 2015, the Company prepaid in full that certain Credit Agreement, dated as of July 21, 2014, among FelCor/JPM Phoenix Hotel, L.L.C., DJONT/JPM Phoenix Leasing, L.L.C., FelCor Union Square Hotel, L.L.C., FelCor Union Square Lessee, L.L.C., FelCor FQ Hotel, L.L.C., and FelCor FQ Lessee, L.L.C., as borrowers, and Deutsche Bank AG New York Branch, as administrative agent, and the other lenders thereto (the “Bridge Loan”). The outstanding principal amount of the Bridge Loan as of June 4, 2015 was $140.0 million, and the Company paid approximately $140.2 million to fully repay the outstanding balance, including accrued interest, agent fees and legal expenses. The Bridge Loan bore interest at (i) with respect to Eurodollar Rate Loans, LIBOR (no floor) plus 2.50% per annum or (ii) with respect to Base Rate Loans, a fluctuating rate per annum equal to 1.50%, plus the highest of (a) the Federal Funds Rate plus 0.50%, (b) the rate of interest in effect for such day as publicly announced from time to time by Deutsche Bank AG New York Branch as its “prime rate,” and (c) LIBOR plus 2.00% per annum. The Bridge Loan was guaranteed by the Company and FelCor LP and was secured by three hotels and pledges of the equity interests of the borrowers owning and operating such hotels, including one hotel that now comprises part of the security for the Facility. The Bridge Loan was scheduled to mature in July 2017.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
See Item 1.01 above, which is incorporated herein by reference.

Item 8.01.	Other Events.
On June 9, 2015, the Company issued a press release announcing the closing of the transactions described under Items 1.01 and 1.02 above, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Exhibit
10.1
Second Amended and Restated Credit Agreement, dated as of June 4, 2015, among FelCor Austin Downtown Hotel, L.L.C., FelCor Copley Plaza Owner, L.L.C., FelCor/LAX Hotels, L.L.C., Charleston Mills House Hotel, L.L.C., FelCor Santa Monica Owner, L.L.C., FelCor Union Square Hotel, L.L.C., FelCor St. Pete Owner, L.L.C., FelCor Austin Downtown Lessee, L.L.C., FelCor Copley Plaza Leasing, L.L.C., FelCor LAX Lessee, L.L.C., Charleston Mills House Lessee, L.L.C., FelCor Santa Monica Lessee, L.L.C., FelCor Union Square Lessee, L.L.C., and FelCor St. Pete Leasing (SPE), L.L.C., as borrowers, and JPMorgan Chase Bank, N.A., as administrative agent, and the lenders that are parties thereto.

10.2
Second Amended and Restated Guaranty Agreement to the Second Amended and Restated Revolving Credit Agreement, dated as of June 4, 2015, by FelCor Lodging Trust Incorporated and FelCor Lodging Limited Partnership in favor of JPMorgan Chase Bank, N.A., as administrative agent, on behalf of the lenders.

10.3
Form of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing under the Second Amended and Restated Revolving Credit Agreement for the benefit of JPMorgan Chase Bank, N.A., as administrative agent for the lenders.

10.4	Form of Pledge and Security Agreement under the Second Amended and Restated Revolving Credit Agreement in favor of JPMorgan Chase Bank, N.A., as administrative agent for the lenders.

99.1	Press release issued June 9, 2015 announcing expanding the Company's line of credit facility.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 9, 2015                    FelCor Lodging Trust Incorporated

By: /s/ Jonathan H. Yellen
Jonathan H. Yellen
Executive Vice President, General Counsel, and Secretary

Dated: June 9, 2015                    FelCor Lodging Limited Partnership

By: FelCor Lodging Trust Incorporated, its general partner

By: /s/ Jonathan H. Yellen
Jonathan H. Yellen
Executive Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit
10.1
Second Amended and Restated Credit Agreement, dated as of June 4, 2015, among FelCor Austin Downtown Hotel, L.L.C., FelCor Copley Plaza Owner, L.L.C., FelCor/LAX Hotels, L.L.C., Charleston Mills House Hotel, L.L.C., FelCor Santa Monica Owner, L.L.C., FelCor Union Square Hotel, L.L.C., FelCor St. Pete Owner, L.L.C., FelCor Austin Downtown Lessee, L.L.C., FelCor Copley Plaza Leasing, L.L.C., FelCor LAX Lessee, L.L.C., Charleston Mills House Lessee, L.L.C., FelCor Santa Monica Lessee, L.L.C., FelCor Union Square Lessee, L.L.C., and FelCor St. Pete Leasing (SPE), L.L.C., as borrowers, and JPMorgan Chase Bank, N.A., as administrative agent, and the lenders that are parties thereto.

10.2
Second Amended and Restated Guaranty Agreement to the Second Amended and Restated Revolving Credit Agreement, dated as of June 4, 2015, by FelCor Lodging Trust Incorporated and FelCor Lodging Limited Partnership in favor of JPMorgan Chase Bank, N.A., as administrative agent, on behalf of the lenders.

10.3
Form of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing under the Second Amended and Restated Revolving Credit Agreement for the benefit of JPMorgan Chase Bank, N.A., as administrative agent for the lenders.

10.4	Form of Pledge and Security Agreement under the Second Amended and Restated Revolving Credit Agreement in favor of JPMorgan Chase Bank, N.A., as administrative agent for the lenders.

99.1	Press release issued June 9, 2015 announcing expanding the Company's line of credit facility.